SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
December 8, 2006
Date of Report
(Date of earliest event reported)
ADVANCIS PHARMACEUTICAL CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	000-50414	52-2208264

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
20425 Seneca Meadows Parkway, Germantown, Maryland 20876
(Address of Principal Executive Offices) (ZIP Code)
Registrant’s telephone number, including area code: (301) 944-6600
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
(a)	On December 8, 2006, Advancis Pharmaceutical Corporation (the “Company”) reached agreement with Merrill Lynch Capital (“Merrill Lynch”), a division of Merrill Lynch Business Financial Services, Inc. and lender under the Company’s existing Credit and Security Agreement, dated June 30, 2006, to effectively waive the applicability of financial covenants relating to revenue and invoiced products for fiscal quarters ending December 31, 2006, and March 31, 2007. Such financial covenants remain unchanged with respect to other periods. A copy of the Letter Agreement is furnished as Exhibit 10.1 to this Report on Form 8-K.
(b)	In addition, on December 11, 2006, the Company announced that it had entered into definitive agreements with certain institutional investors (the “Investors”) with respect to the sale of an aggregate of 6,000,000 shares of the Company’s common stock (the “Shares”) in a private placement (the “Offering”). The Shares will be issued at a price of $3.00 per share. The Company expects to raise gross proceeds from the offering of approximately $18 million. The Offering is expected to close on or about December 14, 2006, subject to satisfaction of customary closing conditions.
     The Offering will be completed pursuant to a Securities Purchase Agreement dated December 11, 2006 (the “Purchase Agreement”) by and between the Company and each of the Investors. The form of the Purchase Agreements is attached as Exhibit 10.2 to this Current Report on Form 8-K. A copy of the press release announcing the Offering is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
     In connection with the Offering, the Company entered into a Registration Rights Agreement with the Investors, pursuant to which the Company granted the Investors certain registration rights with respect to the Shares. The Shares sold to the Investors have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States in the absence of an effective registration statement or exemption from the registration requirements. The form of the Registration Rights Agreement is attached as Exhibit 10.3 to this Current Report on Form 8-K.
     Pacific Growth Equities, LLC acted as the lead placement agent for the Offering and Susquehanna Financial Group, LLLP acted as co-placement agent for the Offering.
     The Shares were offered and sold only to “accredited investors” (as defined in section 501(a) of Regulation D under the Securities Act) pursuant to an exemption from the registration requirements under Section 4(2) of the Securities Act. All exhibits attached hereto are incorporated herein by reference.
Item 3.02. Unregistered Sales of Equity Securities.
     The information set forth under Item 1.01(b) is incorporated by reference.

Section 9 – Financial Statements and Exhibits.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits

Exhibit	Description
10.1	Letter Agreement, dated December 8, 2006, between the Registrant and Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services, Inc.

10.2	Form of Securities Purchase Agreement dated December 11, 2006.

10.3	Form of Registration Rights Agreement dated December 11, 2006.

99.1	Press Release issued December 11, 2006
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCIS PHARMACEUTICAL CORPORATION
Date: December 11, 2006	By:	/s/ Robert C. Low
Robert C. Low
Vice President, Finance and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit	Description
10.1	Letter Agreement, dated December 8, 2006, between the Registrant and Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services, Inc.

10.2	Form of Securities Purchase Agreement dated December 11, 2006.

10.3	Form of Registration Rights Agreement dated December 11, 2006.

99.1	Press Release issued December 11, 2006